财务顾问协议
Financial Consultant Agreement

本协议由以下各方于2011 年 1 月 31 日签订：
This Financial Consultant Agreement (this “Agreement”) is made and entered into on January 31, 2011 by and between:

甲 方:	西安新兴房地产开发有限公司
Party A:	Xian Xinxing Real Estate Development Co., Ltd
地 址：	西安市友谊东路6号
Address:	No. 6, Youyidong Road, Xi’an

乙 方：	天津乔博信道股权投资基金合伙企业(有限合伙)
天津乔博信德股权投资基金合伙企业(有限合伙)
天津乔博信仁股权投资基金合伙企业(有限合伙)
天津乔博信艺股权投资基金合伙企业(有限合伙)

Party B:	Tianjin Cube Xindao Equity Investment Fund Partnership (LLP)
Tianjin Cube Xinde Equity Investment Fund Partnership (LLP)
Tianjin Cube Xinren Equity Investment Fund Partnership (LLP)
Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP)

地 址：	天津开发区新城西路52号滨海金融街6号楼三层J314-317室

Address:	Room J314-317, 3/F, Building No.6, Binhai Finance Street, No. 52 Xin Cheng West Road, TEDA, Tianjin.

鉴于甲方决定在融资事项方面聘请乙方作为财务顾问，乙方同意担任甲方的财务顾问。为此，根据《中华人民共和国合同法》及国家有关法律、法规的规定，甲、乙双方经友好协商，达成以下协议。

WHEREAS, Party A decides to appoint Party B as its financial consultant for corporate financing and Party B agrees to accept this appointment. In compliance with the Contract Law of the People’s Republic of China (《中华人民共和国合同法》) as well as relevant laws and regulations, the two parties, through negotiation, hereto come to this Agreement.

1.	财务顾问的服务内容
SERVICE SCOPE PROVIDED BY THE FINANCIAL CONSULTANT

1.1	甲方为解决企业短期流动资金，拟抵押其相关资产，以获取总金额为人民币贰亿元（￥200,000,000.00元）、期限为十二个月的融资（ “本次融资”）。
For the purpose to raise short term working capital, Party A intends to pledge its relevant assets for twelve-month financing with the amount of RMB 200,000,000 (hereinafter referred to as the “Financing”).

1.2	甲方委托乙方利用其自身的专业技能和业务网络为甲方寻找合适的资金提供方以获取本次融资。
Party A entrusts Party B to seek suitable fund provider for the Financing with its professional skills and business network.

2.	对资金提供方的认可
RECOMMENDATION OF THE FUND PROVIDER

2.1	经乙方积极寻找和沟通，现向甲方推荐自身或其关联公司作为资金提供方（以下简称“资金提供方”），由资金提供方通过银行委托贷款的方式为甲方提供符合本次融资条件的资金，即提供总金额为人民币 贰亿（￥200,000,000.00元）元资金，期限为十二个月的融资。甲方接受乙方对资金提供方的推荐，并认可资金提供方的融资方式。甲方与资金提供方之间的其他融资条件由甲方自行与资金提供方协商确定。
Upon Party B’s effort, it currently recommends itself or its associated entity as the fund provider (hereinafter referred to as the “Fund Provider”). The Fund Provider may offer a twelve-month financing with the amount of RMB200,000,000 which is in accord with the conditions of the Financing, by means of entrusted loan through a bank. Party A accepts Party B’s such recommendation and recognizes the financing method suggested by the Fund Provider. Other terms and conditions of the Financing shall be subject to the negotiation between Party A and the Fund Provider.

2.2	基于乙方的努力，甲方确认乙方推荐的资金提供方所提供的融资符合本协议中所约定的本次融资的要求。
With respect to Party B’s effort, Party A hereby confirms that the financing offered by the Fund Provider recommended by Party B meets relevant requirements in relation to the Financing specified under this Agreement.

3.	双方的责任
OBLIGATIONS OF TWO PARTIES

3.1	甲方应积极支持和配合乙方工作，及时向乙方提供完成本次融资所需的文件资料和相关信息等，并确保其内容的真实性、准确性和完整性。

Party A shall, with its best effort, support and cooperate with Party B, timely offer relevant documentation and information required for completion of this Financing and assure the authenticity, accuracy and integrality.

3.2	甲方在知悉资金提供方的情况下，除非经得乙方的同意，甲方不得单独与资金提供方接触或就融资签订任何的协议、文件，否则甲方仍需按照本协议所约定的金额向乙方支付财务顾问费。

In the event that Party A is informed the Fund Provider’s status, except agreed by the Party B otherwise, Party A shall not independently contact the Fund Provider to entered into any agreement or document in relation to financing, otherwise Party A shall pay to Party B the financial consultant fees in the amount specified under this Agreement.

3.3	甲方应当按本协议的约定及时足额地向乙方支付财务顾问费，并且甲方将此财务顾问费根据乙方所要求的比例分别支付给4个乙方的成员。
Party A shall timely pay to Party B financial consultant fees in full amount provided under this Agreement. The payment should be paid to 4 entities of Party B as requested by Party B.

3.4	在本协议有效期内，乙方应克尽职守，积极主动地推进本服务，使本次融资得以顺利完成。
During the valid term of this Agreement, Party B shall actively perform its responsibilities to procure the Financing successfully completed.

4.	财务顾问服务费及相关费用
FINANCIAL CONSULTANT SERVICE FEES AND RELEVANT CHARGES

4.1
甲、乙双方一致同意，就乙方依本协议所提供的服务，甲方同意按照下述方式向乙方支付财务顾问费：（1）在本合同签署后、甲方提款日的当日，甲方向乙方支付的相当于贷款总额的3.8%（即人民币7,600,000元 ）；（2）在贷款期内，甲方每季度末的最后五个工作日内向乙方支付相当于贷款余额的1.9%（即按照该季度内每个月的贷款余额*1.9%/3，然后3个月的咨询费累计，如该季度内每月的贷款余额分别为 A、B、C，则该季度的咨询费为：(A+B+C)*19%/3）。

The Parties agree that, for Party B's service provided hereunder, Party A shall pay to Party B financial consultant service fees as follows: (1) Party A shall pay the amount equal to 3.8% of the total amount of the Financing (i.e. RMB 7,600,000) to Party B on the drawdown date. (2) Party A shall pay the amount equal to 1.9% of the total amount of the outstanding principal within last 5 working days at the end of each quarter (i.e. if the outstanding principal of each month*1.9%/3 during every quarter of the loan period, then sum them up. For instance, the outstanding principal of each month are A, B and C respectively, the consulting fee for the quarter is (A+B+C)*19%/3).

4.2	鉴于甲方初定的融资期限为十二个月（“初步融资期限”），若甲方在初步融资期限届满后要求使用六个月的宽限期（“宽限期”），乙方可以协助甲 方向资金提供方取得宽限期。若甲方成功取得宽限期的，甲方同意再向乙方支付相当于所获得的宽限的贷款金额6.8%的财务顾问费（“宽限期顾问费 ”）。甲方应当在收到资金提供方（或其指定的委托贷款银行）同意给予宽限期的书面文件 出具的当日向乙方支付宽限期顾问费。

Notwithstanding the primary financing period requested by Party A, in the event that Party A require another six months as extension period (“Extension Period”), Party B may assist Party A to obtain Extension Period. If Party A is successfully granted such Extension Period, Party A agrees to pay to Party B additional amount equal to 6.8% of the loan amount being allowed to extended as extension period consultant fees, which shall be paid by Party A to Party B on the issuance date of those written documents granting Extension Period by the Fund Provider or its entrusted loan bank.

4.3	双方同意，甲方除需支付本协议项下的财务顾问费以外，甲方还同意承担乙方因收取财务顾问费所需交纳的5.5%营业税。为此，甲方在支付财务顾问费的同时，应当另行支付相当于财务顾问费金额5.5%款项给乙方。

The Parties agree that, apart from the financial consultant service fees, Party A shall also bear the business tax of 5.5% incurred from the receipt of the financial consultant service fees hereunder. Therefore, Parity A shall make an additional amount equal to 5.5% of financial consultant service fees when making payment to Party B.

4.4
如甲方未能与乙方所介绍资金提供方（或其指定的委托贷款银行）就融资行为达成任何形式的协议（包括但不限于贷款协议、买卖合同、股权转让协议、信托合同），乙方不收取任何费用。如甲方与乙方所介绍资金提供方（或其指定的委托贷款银行）就融资 行为达成任何形式的协议（包括但不限于贷款协议、买卖合同、股权转让协议、信托合同），并由资金提供方通过任何方式将融资资金支付至甲方或甲方指定的账户时，即均视为乙方在本协议项下的义务已经完成。

Party B shall not charge any fees in the event that Party A fails to enter into any agreement in any forms (including but not limited to Loan Agreement, Sale and Purchase Agreement, Equity Transfer Agreement or Entrusted Agreement) with the Fund Provider (or its appointed entrusted loan bank) introduced by Party B in relation to financing issues. Otherwise, Party B’s obligation under this Agreement shall be deemed to be fulfilled in the case that the abovementioned agreement in any form has been entered into by Party A and the Fund Provider and the latter has transferred the financing fund in any manner to Party A or the account designated by Party A.

5.	保密责任
CONFIDENTIALITY

5.1	本协议所称之“保密信息”指：就任何一方而言，另外一方（作为“提供方”）以口头或书面形式向该一方（作为“接受方 ”）提供的与提供方有关的信息，以及接收方制备的含有上述信息的文件或记录（原件及）复印件，但不包括已为公众知悉的信息或在从提供方处获得前，已经为接受方掌握的信息。
“Confidential information” under this Agreement shall refer to any oral or written information in relation to one party (“Disclosing Party”) disclose to the other party (“Receiving Party”), and any documents or records (originals or photocopies) including abovementioned information made by the Receiving Party; however, any information known to the public or any information held by the Receiver before obtaining from the Provider are excluded.

5.2	双方均承诺，除用于与本次融资事宜之目的外，双方应对保密信息予以保密，未经提供方事先同意，接受方不得擅自以任何方式向任何其他人披露保密信息。
Both Parties warrant that, except for the purpose of this Financing, Receiving Party shall not disclose confidential information to any third party in any manner without prior consent from Disclosing Party.

5.3	如接受方未按本协议各条所述义务保密或引用保密信息牟利并因以上行为导致提供方遭受损失，接受方应向提供方做出赔偿。
Receiving Party shall compensate to Disclosing Party any losses incurred by the Receiving Party’s failure to perform the confidentiality obligation under this Agreement or making profits by utilizing the confidential information.

6.	违约责任
BREACH LIABILITY

6.1	本协议一经生效即对双方具有法律约束力，双方均应当按照本协议的约定履行各自的义务。任何一方未能按照本协议的约定全面履行其义务的，即视为违约，违约一方应当按照本协议及法律承担违约责任。
This Agreement shall be legally binding to both Parties once being effective, Party A and Party B shall perform the obligations provided hereunder. Any party failing to perform or fulfill its obligations under this Agreement shall be deemed in breach of this Agreement, such breaching party shall assume liability in accordance with this Agreement and relevant laws.

6.2	甲方未按第四条规定的时间和金额，按期足额支付乙方财务顾问费，每逾期一日，甲方应按应付未付顾问费的千分之二向乙方支付逾期付款违约金。

In the event that Party A fails to pay financial consultant fees to Party B fully and timely as provided in Article 4 under this Agreement, Party A shall be liable for the damages, which shall be 2 ‰ per day according to the amount and number of days in breach.

7.	协议生效及其他
EFFECTIVENESS OF THIS AGREEMENT AND MISCELLANEOUS

7.1	本协议自甲、乙双方加盖单位公章之日起生效，自本协议项下的事项履行完毕之日终止。尽管有上述约定，但本协议有效期最长不超过自本协议生效之日起的2年。
This Agreement shall become effective after it is stamped by the two parties’ company chop and terminate once the obligation under this Agreement be completely fulfilled and discharged. Notwithstanding the foregoing, the term of this Agreement shall not exceed two year upon the date of effectiveness.

7.2	在本协议有效期内，任何一方可视双方业务合作的具体情况，经双方协商一致的可以提前解除本协议。
During the valid term of this Agreement, any Party may, according to specific circumstance of business cooperation, terminate this Agreement in advance upon the agreement reached by both Parties.

7.3	甲方同意，如乙方为甲方提供了本协议项下的财务顾问服务，在本协议终止或失效之日起的12个月内，甲方与本协议的资金提供方签订了相应的融资协议或任何类似法律文件的，则甲方仍应按照本协议的相关约定，向乙方支付全部财务顾问费 。
Party A agrees that, in the event that Party A has provided financial consultant service hereunder to Party B, and Party B enters into relevant financing agreement or any other similar legally binding documents with the Fund Provider designated under this Agreement within 12 months from termination or invalidation of this Agreement, Party A shall pay to Party B all the financial consultant fees in accordance with this Agreement.

7.4	本协议未尽事宜由甲、乙双方另行签订补充协议，补充协议与本协议具有同等效力。
Other issues not covered under this Agreement shall be subject to supplemental agreement entered into by and between the Parties, which shall have equal effect to this Agreement.

7.5	本协议项下，任何一方向另一方所发送的书面通知应当按照以下所列明的通讯方式（或一方书面通知另一方更改的通讯方式）进行：
Any written notice given or made under this Agreement shall be delivered or sent to the other party in the communication manner set out below (or such other communication manner has by prior written notice specified to the other party):

如发给甲方 If to Party A：
收件人 Attention：
地址 Address：
传真 Fax：
Email:

如发给乙方 If to Party B：
收件人 Attention：黄卫先生 Mr. William Huang
地址 Address：广州市东风东路555号粤海集团大厦18楼
18th Floor, Guangdong Holdings Tower, No. 555, Dongfeng East Road, Guangzhou
传真 Fax：020-8315 0222
Email: Williamhuang@gfelaw.com

同时抄送一份给 With a copy to：
收件人 Attention：庄镇国先生 Mr. Zhenkuo Zhuang
地址 Address：香港中环港景街1号国际金融中心1期27楼2701室
Room 2701, 27th Floor, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
传真 Fax：00852-2525 8003
Email: zzhuang@cubecap.com

8.	争议的解决
DISPUTE RESOLUTION

如因本协议发生任何的争议，双方应尽量通过协商解决。如协商不成，任何一方可以将争议提交乙方所在地人民法院通过诉讼方式解决。

Any dispute arising from or in connection with this Agreement shall be settled either through negotiation between the Parties. Should the Parties fail to reach any agreement after negotiation, such dispute shall be submitted to the court where Party B is located.

9.	协议文本
COUNTERPARTS

协议各方各执一份，均具有同等的法律效力。
This Agreement shall have several originals and each Party shall respectively keep one, either of them have equal effect.

（签署页Signature page）

甲方: 西安新兴房地产开发有限公司（盖章）
Party A: Xian Xinxing Real Estate Development Co., Ltd. (Seal)

By: /s/ Pingji Lu
Name: Pingji Lu
Title: Authorized Person

乙方：天津乔博信道股权投资基金合伙企业(有限合伙)
Party B: Tianjin Cube Xindao Equity Investment Fund Partnership (LLP) (Seal)

By: /s/ Ruifeng Dai
Name: Ruifeng Dai
Title: Authorized Person

乙方：天津乔博信德股权投资基金合伙企业(有限合伙)
Party B: Tianjin Cube Xinde Equity Investment Fund Partnership (LLP) (Seal)

By: /s/ Ruifeng Dai
Name: Ruifeng Dai
Title: Authorized Person

乙方：天津乔博信仁股权投资基金合伙企业(有限合伙)
Party B: Tianjin Cube Xinren Equity Investment Fund Partnership (LLP) (Seal)

By: /s/ Ruifeng Dai
Name: Ruifeng Dai
Title: Authorized Person

乙方：天津乔博信艺股权投资基金合伙企业(有限合伙)（盖章）
Party B: Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP) (Seal)

By: /s/ Ruifeng Dai
Name: Ruifeng Dai
Title: Authorized Person